Loans Payable	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Loans Payable
13.	LOANS PAYABLE
Short-term Loans
Short-term loans as of December 31, 2022 and 2023 amounted to RMB5.3 billion and RMB10.3 billion (US$1.4 billion), respectively, which consisted of RMB denominated borrowings made by the Company’s subsidiaries from financial institutions in mainland China and were repayable within one year. The total outstanding balance of iQIYI’s short-term loans as of December 31, 2022 and 2023 amounted to RMB3.3 billion and RMB3.6 billion (US$503 million), respectively. The total outstanding balance of Baidu Core’s short-term loans as of December 31, 2022 and 2023 amounted to RMB2.0 billion and RMB6.7 billion (US$942 million), respectively.
As of December 31, 2022 and 2023, the repayments of primarily all of the iQIYI’s short-term loans are guaranteed by subsidiaries of iQIYI and collateralized by an office building of one of iQIYI’s VIEs with a carrying amount of RMB522 million and RMB509 million (US$72 million) respectively.

As of December 31, 2022 and 2023, the weighted average interest rates for the outstanding borrowings were approximately 3.42% and 2.82%, respectively, and the aggregate amounts of unused lines of credit for short-term loans were RMB2.6 billion and RMB12.8 billion (US$1.8 billion), respectively.
Structured payable arrangements
In 2021, 2022 and 2023, iQIYI entered into structured payable arrangements with banks or other financial institutions (“factoring arrangements”). Under the factoring arrangements, the suppliers’ receivables collection process was accelerated through selling its receivables from iQIYI to the banks or other financial institutions at a discount. For the years ended December 31, 2021, 2022 and 2023, iQIYI was legally obligated to pay the banks or other financial institutions in the amount totaling
RMB1.1 billion, RMB1.5 billion and RMB1.8 billion (US$249 million), respectively, which will mature within one year.
As a result of the factoring arrangements, the payment terms of the iQIYI’s original accounts payables were substantially modified and considered extinguished as the nature of the original liability has changed from accounts payables to loan borrowings from banks or other financial institutions. The proceeds from borrowings from banks or other financial institutions is a financing activity and is reported as “Proceeds from short-term loans” on the consolidated statements of cash flows. As of December 31, 2022 and 2023, the outstanding borrowings from the factoring arrangements were RMB755 million and RMB1.1 billion (US$149 million), respectively, which are repayable within one year and are included in “Short-term loans” on the consolidated balance sheets.
Long-term Loans
In April 2021, the Company entered into a five-year US$3.0 billion term and revolving facilities agreement with a group of 22 arrangers. The facilities consist of a US$1.5 billion five-year bullet maturity term loan and a US$1.5 billion five-year revolving facility. The facility was priced at 85 basis points over LIBOR and is intended for the general corporate purposes. In June 2021, the Company drew down US$1.5 billion term loan and US$500 million revolving loan under the facility commitment. In June 2023, the facilities were modified and priced at 93 basis points over SOFR (secured overnight financing rate). In connection with the drawdowns and the modification, the Company entered into and restructured the two interest rate swap agreements, pursuant to which each of the loans would be settled with a fixed annual interest rate of 1.71%, during the respective term of the loans.
The total outstanding borrowings were RMB13.7 billion and RMB14.2 billion (US$2.0 billion) as of December 31, 2022 and 2023.
The interest rate swap agreements met the definition of derivatives in accordance with ASC 815 and designated as cash flow hedge to hedge the variability of cash flows in the interest payments associated with its variable-rate debt. The derivatives related to the interest rate swap agreements are accounted for at fair value and included in “Other non-current
assets” on the consolidated balance sheets (Note 26). As long as the derivative remain highly effective, the Company records the changes in fair value of the derivative instrument in other comprehensive (loss) income as described in Note 21. The gross notional amounts of derivatives designated as hedging instruments was US$2.0 billion and US$2.0 billion as of December 31, 2022 and 2023, respectively.